CSFB 04-8

Group 1

Pay rules

1.

Pay the Nas Priority Amount to the 1N1.

2.

Pay pro-rata to the 1S1-1S9 and the 1FL1 until retired.

3.

Pay to the 1L1 until retired.

4.

Pay to the 1N1 until retired.

Notes

Pxing Speed =  275 PSA

Nas Bonds – 1N1 standard Nas bond, 60 mos of hard lockout.

**Apply shift to both sched prin and prepay prin

•

Nas Priority Amount = (Nas% x Shift%) x (sched + prepays)

•

Shift % = Standard Shift Schedule

•

Nas % = (1N1 balance) / (Total Non PO Balance)

Floater Bonds –

•

1FL1 – 1ML +  0.35%, 8.0% Cap, 0.35% Floor, 0 day delay, Initial Libor 1.85%

Inverse IO Bonds –

•

1IN1 – 7.65% - 1ML, 7.65% Cap, 0.0% Floor, 0 day delay, Initial Libor 1.85%

Notional 1FL1

Settlement = 11/30